Note 12 - Deferred share units	12 Months Ended
Nov. 30, 2011
Deferred Compensation Arrangements, Overall, Description
12.	Deferred share units

Effective May 28, 2010, the Company’s shareholders approved a Deferred Share Unit (“DSU”) Plan to grant DSUs to its non-management directors and reserved a maximum of 110,000 common shares for issuance under the plan. The DSU Plan permits certain non-management directors to defer receipt of all or a portion of their board fees until termination of the board service and to receive such fees in the form of common shares at that time. A DSU is a unit equivalent in value to one common share of the Company based on the trading price of the Company's common shares on the Toronto Stock Exchange. Upon termination of board service, the director will be able to redeem DSUs based upon the then market price of the Company's common shares on the date of redemption in exchange for any combination of cash or common shares as the Company may determine.

During the year ended November 30, 2011, one non-management board member elected to receive director fees in the form of DSUs under the Company’s DSU Plan. During the year ended November 30, 2011 the Company recorded $33,101 (2010- $Nil) as a charge to additional paid in capital for 10,250 (2010 – Nil) DSU’s.

As at November 30, 2011, the Company has accrued an additional expense of $6,371 (2010 - $12,426) for 2,050 (2010 - 5,041; 2009 - $Nil) DSUs. The value of DSUs issued has been recorded as a charge to selling, general and administration expense and accrued liabilities.